SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 2)

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement  [  ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement         Only (as Permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Consil Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box).
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,

        ------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5) Total fee paid: ____________________________________________________

[ ]     Fee paid previously with preliminary materials..

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
        1) Amount Previously paid:

        ------------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3) Filing Party:

        ------------------------------------------------------------------------
        4) Date Filed:

        ------------------------------------------------------------------------
Notes:

                                  ConSil Corp.
                            4766 South Holladay Blvd.
                              Holladay, Utah 84117


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          Dated as of February ___, 2002

To the Stockholders of ConSil Corp.:

It is my pleasure to invite you to a special meeting of the stockholders of ConSil Corp., which will be held at ___________________________________, Utah
_____, on ____________, 2002, at 10:00 a.m., Mountain Standard Time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

          o ratifying an amendment to our Bylaws that our Board of Directors adopted in July 2001, whereby we opted out of the provisions of the Idaho "Control Share Acquisition Act";

          o approving a 1-for-25 (1:25) reverse split in our outstanding shares of common stock;

          o    changing our name from "ConSil Corp." to "LumaLite, Inc."

          o    adopting new Articles of Incorporation and Bylaws;

          o    changing our state of incorporation from Idaho to Nevada; and

          o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

Our Board of Directors believes the proposals are in the best interest of our stockholders and recommends their adoption. Under applicable provisions of the Idaho Business Corporation Law, the favorable vote, in person or by proxy, by the holders of a majority of votes cast at the special meeting is required to approve each of the proposals.

Only our stockholders of record at the close of business on January 25, 2002 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. You are invited to attend the special meeting. Regardless of whether you expect to attend, however, we urge you to read the information accompanying this notice and to fill in, date and sign the enclosed proxy card and return it to us in the enclosed envelope. A listing of those stockholders entitled to vote will be available for inspection ten days prior to the meeting at our principal offices at 4766 South Holladay Blvd., Holladay, Utah 84117.

By order of the Board of Directors,

                                   By:                   /s/
                                       -----------------------------------------
                                                      Secretary
February ___, 2002

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                                  ConSil Corp.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                         To be held ______________, 2002

              SOLICITATION OF PROXY ON BEHALF OF BOARD OF DIRECTORS


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders that our Board of Directors has called for ______________, 2002 at __________________, Salt Lake City, Utah at 10:00 a.m.
local time, and at any and all postponements or adjournments thereof. All of our shares of capital stock which are represented in person or by valid proxy at the meeting will be eligible to be voted at the meeting. The meeting is not intended to be a special meeting in lieu of our annual meeting of stockholders.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

          o ratifying an amendment to our Bylaws that our Board of Directors adopted in July 2001, whereby we opted out of the provisions of the Idaho "Control Share Acquisition Act";

          o approving a 1-for-25 (1:25) reverse split in our outstanding shares of common stock;

          o    changing our name from "ConSil Corp." to "LumaLite, Inc."

          o    adopting new Articles of Incorporation and Bylaws;

          o    changing our state of incorporation from Idaho to Nevada; and

          o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

         We anticipate mailing this statement and the accompanying materials to our stockholders on or about February ___, 2002.

         If you execute and return the enclosed proxy, the shares represented by the proxy will be voted at the meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted "FOR" each of the proposals described above. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to our corporate Secretary, by executing a later dated proxy, or by voting in person at the meeting.

         Votes will be tabulated by Computer Share Trust Company of Canada, our transfer agent. Shares represented by abstentions will be counted in determining the number of shares present at the meeting, but are not counted as a vote in favor of a proposal, and therefore have the same effect as a vote that is withheld. Broker non-votes are counted in determining the number of shares present at the meeting.

         We are soliciting the proxies on behalf of our Board of Directors. The cost of soliciting proxies (which we believe will be approximately $10,000) will be paid for by Consil Corp. We will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock held in a broker or nominee name. Our directors, officers, and employees may solicit proxies in person or by mail, telephone, or telegraph, but will receive no extra compensation for doing so.

         The only shares that may be voted at the meeting are the 21,949,707 shares of our common stock ("common stock") outstanding on January 25, 2002 the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. Each share is entitled to one vote.

         Our management prepared this statement. "We," "our" and "the Company" refer to Consil Corp. and its subsidiaries. For additional information about us, please refer to our periodic filings with the Securities and Exchange Commission. If you would like copies of any of those documents, you can request (by phone or in writing) copies of those filings by sending your request to our principal office: ConSil Corp., 4766 South Holladay Blvd., Holladay, Utah 84117, telephone (801) 308-0011, Attn: James Anderson, President. We will not charge you for any of the copies. You can also obtain copies of those documents from the electronic filing site maintained by the SEC on the Internet at www.sec.gov/archives/edgar, from the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or the various regional SEC offices. The reports we have filed with the SEC should not be deemed to be material for the solicitation of your or any proxy with respect to the meeting.

         All documents that we file after the date of this statement and prior to the date of the meeting are deemed to be incorporated by reference into this statement and to be a part of it from the date of filing of such documents or reports. Any statement contained in this statement or in a document incorporated or deemed to be incorporated by reference in this statement will be deemed to be modified or superceded for purposes of this statement to the extent that a statement contained in this statement or in any other subsequently filed document which is also incorporated or is deemed to be incorporated in this statement modifies or supercedes that statement. Any such statements so modified or superceded will not be deemed, except as so modified or superceded, to constitute a part of this statement.

         We are incorporating by reference in this statement the documents that we have previously filed with the SEC that are listed below. The information relating to us contained in this statement does not purport to be comprehensive and should be read together with the information in the incorporated documents, which are as follows:

          o Our annual report on Form 10-K for the year ended December 31, 2000 (including the management's discussion and analysis of financial condition and results of operations, as set forth on pages 5 to 7 of the Report);

          o Our quarterly report on Form 10-Q for the quarterly period ended March 31, 2001;

          o Our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2001;

          o Our quarterly report on Form 10-QSB for the quarterly period ended September 30, 2001;

          o    Our current report on Form 8-K filed January 31, 2002.

         This statement incorporates documents by reference which are not presented herein or delivered with this statement. These documents are available without charge to any person to whom a copy of this statement has been delivered upon written or oral request to our corporate secretary, at the address set forth above in this section.

         This statement contains forward-looking statements that involve risks and uncertainties. Our actual results of operations may differ materially from those anticipated in these forward-looking statements as a result of certain factors over which we have little or no control. This statement is qualified in its entirety by reference to the more detailed information contained in the appendices attached hereto and the documents referred to or incorporated in this statement by reference. We urge all of our stockholders to review carefully all of the information contained in this statement and the other documents referred to in this statement.

--------------------------------------------------------------------------------
                               THE SPECIAL MEETING
--------------------------------------------------------------------------------

         Our stockholders of record at the close of business on January 25, 2002 will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. As of that date, 21,949,707 shares of our common stock were outstanding. The presence of the holders of a majority of the issued and outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting, and the affirmative vote, either in person or by proxy, of the holders of a majority of our outstanding shares of our common stock is required to approve each of the proposals.

         We have appointed a representative of our transfer agent, Computer Share Trust Company of Canada, as the inspector of the meeting. That representative will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except:

          o as needed to permit the inspector to tabulate and certify the votes; or

          o    as is required by law.

         Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting.

--------------------------------------------------------------------------------
                               THE MERGER
--------------------------------------------------------------------------------

         Agreement and Plan of Merger. On January 25, 2002, we entered into an Agreement and Plan of Merger with LumaLite, Inc., a California corporation, ConSil Merger Corp., a Nevada corporation and a wholly-owned subsidiary of ConSil, and certain shareholders of LumaLite. Subject to the terms and conditions of the merger agreement, ConSil Merger Corp. will merge with and into LumaLite, with LumaLite to survive the merger and become our wholly-owned subsidiary. LumaLite's business and operations are described below in this section. We currently have no active business operations, and it is anticipated that our post-merger business operations will consist of the operations conducted by and through LumaLite. Attached hereto as Appendix A are our unaudited balance sheet as of December 31, 2001 and related statements of income, stockholders' equity and cash flows for the year then ended, as well as corresponding audited financial statements for the year ending and ended December 31, 2000. Certain proforma financial information giving effect to the merger is set forth below in the "Other Information" section.


         The consummation of the merger is subject to a number of conditions, including (i) the approval of the merger agreement by the stockholders of LumaLite and (ii) the completion of certain ancillary transactions, including the approval by our stockholders of a 1-for-25 reverse split of our Company's common stock as described below in the section regarding the proposals to be addressed at the meeting.

         Our stockholders are not required to approve the merger under the terms of the merger agreement, Idaho law or our Articles of Incorporation or Bylaws, and we do not intend to seek any such approval. We are providing our stockholders with the information set forth in this section about the proposed merger for informational purposes only. The only matters set for a vote at the meeting are the matters described in the following "Proposals" section.

         Once the merger is effective, all of the issued and outstanding shares of common stock of LumaLite will be cancelled and converted into and become a right to receive, in the aggregate, 17,800,000 post-reverse split shares of our common stock. In connection with the merger, we will assume all then outstanding options (whether vested or unvested) to purchase LumaLite's common stock and will reserve for issuance an aggregate of 98,298 post-reverse split shares of our common stock in respect of such options. Assuming the consummation of the merger and the transactions described below, the 17,800,000 post-reverse split shares of common stock issuable to the LumaLite stockholders would collectively represent approximately 62.46% of our voting stock. As a result, the LumaLite stockholders would, if they acted in concert, have significant control over our business and operations, including the right to elect our Board of Directors.

         Upon the effectiveness of the merger, our sole director will appoint four nominees of LumaLite to fill the existing vacancies on our Board of Directors and will then resign as a member of our board. The four nominees of LumaLite will constitute our Board of Directors until the appointment of additional persons to fill vacancies in the board, the four nominees' election to the board at the next election of directors, or until the four nominees' earlier resignation or removal. LumaLite has not yet designated the four nominees.

         Ancillary   Transactions.   In  connection  with  the  merger,  and  as
contemplated by the merger agreement, the transactions that we have effected or will effect include the following:

                  Reverse Split. We intend to seek approval from our shareholders of the reverse split, as described below. If the reverse split is approved, the 21,949,707 shares of our common stock currently outstanding will be exchanged for 877,988 post-reverse split shares of common stock.

                  Private Placement. In January 2002, we completed a private placement with three accredited investors of 12,500,000 shares of our common stock for an aggregate purchase price of $500,000. We believe the placement qualifies for the exemption from registration provided under ss. 4(2) of the Securities Act of 1933, as amended. We intend to use the proceeds from the placement for working capital purposes.

                  The proceeds from the placement and the 12,500,000 shares of common stock are being held in escrow. Under the terms of the escrow, $100,000 was released to us on the execution of the escrow agreement, which occurred on January 7, 2002, and the balance of the escrow funds will be released to us once we have effected the reverse split and consummated the merger agreement. If those two conditions are not satisfied by March 1, 2002, the funds remaining in the escrow will be returned to the purchasers (with the exception of $15,000 that will be used to reimburse LumaLite for certain expenses it has incurred in connection with the merger agreement) and all of the shares of the common stock will be returned to us. During the term of the escrow, the purchasers will generally have all of the rights associated with the ownership of the shares, including the right to vote them.

                  Pending the consummation of merger agreement and the reverse split, the purchasers in the private placement will collectively hold approximately 56.9% of our issued and outstanding common stock and, therefore, will be entitled (if they act in concert) to exercise significant control over our management and operations. If the merger agreement is consummated (and the LumaLite stockholders receive post-reverse split shares of our common stock as described in the merger agreement) and the parties perform under the terms of the Debt Conversion Agreement described in the following point, the purchasers in the private placement would collectively hold approximately 1.75% of our issued and outstanding post-reverse split shares of common stock, and the other current stockholders (who now hold 9,449,700 shares of common stock and would hold 377,988 shares of post-reverse split common stock) would collectively hold approximately 1.33% of our issued and outstanding post-Reverse Split common stock.

                   Debt Conversion. In June 1996, we entered into a loan agreement with Hecla Mining Company, our former principal shareholder. The original principal amount of the loan was $725,000 and we have amended the agreement several times to extend the due date of the loan. In July 2001, Hecla assigned its interest in the loan. The Company and the current holders of the debt have agreed, upon the effectiveness of the merger, to convert the principal amount of the debt, plus accrued interest, into 10,118,744 post-reverse split shares of our common stock. Assuming the consummation of the merger agreement and the ancillary transactions described in this report, the holders would hold approximately 34.45% of our common stock, although none of the holders would hold 10% or more of our common stock.

         Contribution of Shares. Upon and subject to the consummation of the merger, Lincoln Properties Ltd L.C. has agreed to contribute its shares of common stock back to us. Lincoln holds a total of 7,418,300 shares of common stock (which, upon the approval of the reverse split would be exchanged for 296,732 post reverse-split shares of our common stock).

         Description of LumaLite. In connection with the execution of the merger agreement, LumaLite provided us with information regarding its business and operations. The following information is a summary of that information:

         LumaLite  was  incorporated  in  California  in June  1999 to  develop, manufacture and sell advanced medical devices for the dental industry. LumaLite's current business consists of selling teeth-whitening systems and whitening gels to dentists through a nation-wide system of distributors. Lumalite's audited financials for the period ended December 31, 2001, show revenues of $4,020,350 for the year ended December 31, 2001 and $585,380 for the year ended December 31, 2000. Pre-tax net income (loss) for the years ended December 31, 2001 and 2000 were $688,010 and ($237,462), respectively. Financial statements for Lumalite, consisting of audited balance sheets as of December 31, 2001 and 2000, and related statements of operations, cash flows, and stockholders' equity (deficit) for the years ended December 31, 2001 and 2000, and the period June 9. 1999 (inception) to December 31, 1999, are attached hereto as Appendix B.


         In the fourth quarter of 2000, Lumalite introduced the LumaArchTM, a tooth whitening system that takes approximately one-third of the time to simultaneously whiten both upper and lower teeth, compared to its competitors' technology, which whitens upper and lower teeth separately. The LumaArch uses LumaLite's proprietary liquid light technology and special optics and provides what LumaLite believes is a highly reliable light output at low cost.

         LumaLite's  corporate,   research  and  development  and  manufacturing
operations are located in Spring Valley, California.

         LumaLite's current business strategy is comprised of four elements: (i) accessing public capital markets with a view to more effectively expanding its business and providing greater liquidity for its present shareholders and potential investors; (ii) an internal effort to develop product line extensions to take advantage of existing distribution channels; (iii) potential acquisition of targeted companies and/or assets to enhance its existing products and technology; and (iv) seeking new business opportunities in the dental and medical device and instrumentation industries. Despite having commenced operations and having revenue, LumaLite may be considered to be in an early operational stage and, therefore, subject to risk factors that affect any start-up or newly-emerging business. Accordingly, there is no assurance that LumaLite will achieve its business strategy.

--------------------------------------------------------------------------------
                                  THE PROPOSALS
--------------------------------------------------------------------------------

         The proposals described below are being proposed for discussion, and vote on, at the meeting by our Board of Directors in connection with, but not as a condition to, the consummation of the merger. The proposals are as follows:

                                   -----------
                              PROPOSAL NUMBER ONE:
                      Ratification of Amendment to By-Laws
                                   -----------

         On June 15, 2001, our Board of Directors approved an amendment to our Bylaws, the effect of which was to make an election for us to no longer be subject to Chapter 16 of Title 30 of the Idaho Statutes. That Chapter is more commonly referred to as the Idaho "Control Share Acquisition Act." If a person who acquires a "control share" - generally a large block of the corporation's stock - under the circumstances described in the act, but does not meet certain requirements, that person cannot vote the acquired shares. A corporation may elect not to be subject to the provisions of the act through a number of methods, one of which is by an amendment by the Board of Directors to the corporation's bylaws. Our Board of Directors made such an election through an amendment to our Bylaws in June 2001. Both our Bylaws and our Articles of Incorporation require, however, that any amendment that our Board approves for our Bylaws must be ratified by our stockholders at the next stockholder meeting.

         In June 2001, Hecla Mining Co., which was then our majority stockholder, sold 7,418,300 shares of our common stock to Lincoln Properties, Ltd. L.L.C. That transaction could be construed as a "control share acquisition" transaction as that term is defined in the act. If our stockholders do not approve the proposal to ratify our Board of Directors' amendment to the Bylaws regarding the applicability of the Control Share Acquisition Act, Lincoln Properties could be prevented from voting its shares.

         As drafted, our Bylaws and Articles of Incorporation are unclear as to whether amendments such as that adopted by our Board of Directors with respect to the Control Share Acquisition Act become effective immediately after such board action, or whether the amendment takes effect only after ratification by our stockholders at a stockholder's meeting. In light of this ambiguity, Lincoln Properties has agreed that the shares it acquired in June 2001 will not have the right to vote on this proposal at the meeting. If the proposal is ratified by the holders of a majority of our outstanding shares of common stock (including the number of shares held by Lincoln Properties), Lincoln Properties will thereafter be entitled to full voting rights with respect to their shares based on our Board of Directors' amendment to our Bylaws and our stockholder's ratification of that amendment. If the proposal is not so ratified, our Board of Director's June 2001 amendment to the Bylaws will be deemed void. As noted in the description of the transactions that will be effected in connection with the merger, Lincoln Properties has agreed to contribute its shares to ConSil Corp. once the merger is effected.

         This proposal does not create dissenters' rights and, except as stated above with respect to Lincoln Properties' rights to vote its shares, will have no effect on the stated rights or preferences of any of our stockholders.

   An affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to ratify our Board of Directors' amendment of our Bylaws. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                              PROPOSAL NUMBER TWO:
                                The Reverse Split
                                   -----------

         Our authorized capital consists of 100 million shares of common stock, no par value, and 10 million shares of preferred stock, par value $.25 per share. We currently have 21,949,707 common shares outstanding.

         In connection with the completion of the merger, we propose to effect a reduction in our outstanding capitalization by issuing one share of our common stock in exchange for every twenty-five (25) outstanding shares of our common stock. This type of transaction is generally referred to as a "reverse split." If the reverse split is approved, the number of issued and outstanding shares of our common stock will be reduced from 21,949,707 shares to approximately 877,988 shares. If, in effecting the reverse split, any of our stockholders would receive a fractional share, we intend to "round up" the number of that stockholder's shares to the nearest whole number. For example, if a stockholder holds 49 shares before the reverse split, instead of receiving 1.96 shares in the exchange, that stockholder will receive 2 shares in the exchange.

         Our Board of Directors has determined that the reverse split is in our and our stockholders' best interests. That determination was based, in part, on our Board's belief that it may be advisable for us to seek a NASDAQ or other exchange listing for our common stock at some time in the future. Based on the current price per share of the our common stock and the minimum bid price requirement for a NASDAQ or other exchange listing, our Board believes a reverse split would enhance and accelerate our efforts to obtain any such listing.

         The rights and preferences of our common stock will not be modified or amended in connection with the reverse split. As described below, this proposal will also not create any "dissenters' rights" in favor of our stockholders. Our Board has reserved the right to abandon the reverse split even if it is approved by our stockholders.

         If our stockholders approve the reverse split at the meeting, unless the Board elects to abandon the reverse split, the reverse split will become effective at 5:00 p.m. on the date the Certificate of Amendment is filed with the Secretary of State of the State of Idaho. The Board currently expects that the reverse stock split will be effective at 5:00 p.m. on __________________, 2002 and that ___________, 2002 will be the first day of trading for the new common stock. Unless the Board elects to abandon the reverse split, the reverse split will be effected no later than _______, 2002.

         If the reverse split is approved and implemented, our stockholders will be required to exchange the stock certificates representing their old common stock for new certificates representing new common stock. Stockholders of record on the effective date of the reverse split will be furnished the necessary materials and instructions for the surrender and exchange of their share certificates at the appropriate time by Computer Share Trust Company of Canada, our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of their certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder describing the procedure for surrendering certificates representing shares of old common stock in exchange for new certificates representing ownership of new common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

         As soon as practicable after the surrender to the transfer agent of any certificate which represents shares of old common stock, together with a duly executed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent will deliver to the person in whose name the certificate for old common stock was issued certificates registered in the name of that person representing the appropriate number of shares of new common stock. Each certificate representing shares of new common stock will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificates representing the shares of old common stock held prior to the reverse stock split.

         Any certificate held by stockholder prior to the reverse stock split which represented shares of old common stock will be deemed at and after the effective date of the reverse stock split to represent the new common stock. Until a stockholder surrenders his or her stock certificates for exchange, that stockholder will not be entitled to receive any dividends or other distributions that may be declared and payable by us to holders of record of our common stock.

         If a stockholder's certificate for old common stock has been lost, destroyed or stolen, the stockholder will be entitled to receive a certificate representing the shares of new common stock into which his or her shares of old common stock are to be converted upon compliance with our or the transfer agent's procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.


            The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the reverse split. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                             PROPOSAL NUMBER THREE:
                            Change of Corporate Name
                                   -----------

         Our Board of Directors has approved an amendment to our Articles of Incorporation to change our name from "ConSil Corp." to "LumaLite, Inc." The purpose of this amendment is to reflect the scope and type of our business activities following the completion of the merger.

            The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the name change. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                              PROPOSAL NUMBER FOUR:
              Adoption of New Articles of Incorporation and Bylaws
                                   -----------

         In connection with our change of domicile from Idaho to Nevada, we propose to adopt new Articles of Incorporation and Bylaws substantially in the form of the draft Articles of Incorporation and draft Bylaws attached to this Proxy Statement. In general, the new articles and bylaws were prepared with the intent of (i) "modernizing" our Articles of Incorporation and Bylaws and providing provisions in those documents which are normally found in charter documents for public corporations (including such matters as the use of teleconferencing, facsimile and telephone devices and public trading securities procedures), and (ii) except as described below in this section and in the "Comparison of Laws" section of the proposal regarding the change of our domicile, providing our stockholders with the same substantive rights as they are entitled under our current Articles of Incorporation and Bylaws.

         The substantive changes in our Articles of Incorporation and Bylaws will be as follows:

                   o Change in Par Value. Currently, our Articles of Incorporation authorize us to issue up to 100 million shares of our common stock, no par value. "Par value" is a historical legal concept, which was intended to provide a minimum value for which shares of a corporation's stock could be sold without subjecting the buyers of the stock to liability. The term is largely archaic in modern corporate settings but some states, such as Nevada, base their filing fees on the par value of the corporation's stock.

                   If we did not modify the par value of our common stock in connection with the adoption of our new Articles of Incorporation upon changing the state of incorporation to Nevada (as provided in the proposal number five, below), the initial filing fees would be in excess of $25,000. By modifying the par value of the common stock to $.001 per share, as provided in the draft Articles of Incorporation, the filing fee for any change of domicile to Nevada would be approximately $250.

                  Our Board of Directors believes the change in par value would not result in any substantive change in the rights and preferences of the stockholders.

                   o Amendments to Bylaws. Currently, our Articles of Incorporation and Bylaws provide that our Bylaws may be amended by our Board of Directors, so long as any such amendment is ratified by our stockholders at the next stockholders meeting. As noted above in the proposal relating to the ratification of our Board's decision to opt out of the Idaho Control Share Acquisition Act, it is unclear whether any such amendments become effective immediately after the Board takes action with respect to the amendment, or whether the amendment takes affect only after ratification by our stockholders. This places into question any actions taken under the amendment between the time of the Board approval and the stockholder ratification.

                  The draft Articles of Incorporation and Bylaws therefore provide for fairly standard amendment provisions for the Bylaws and allow our Board of Directors to amend our Bylaws with no required stockholder approval or ratification at any time unless (a) our Articles of Incorporation or the laws of the state under which we are organized reserve that power exclusively to our stockholders, or (b) our stockholders, in adopting, amending or repealing a particular bylaw, provide expressly that our Board of Directors may not amend or repeal that bylaw, or (c) the bylaw either establishes, amends or deletes a greater stockholder quorum or voting requirement. The proposed Bylaws further provide that any amendment which changes the voting or quorum requirement for our Board of Directors must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

         We believe these amendment provisions are consistent with amendment provisions found in the bylaws of other public corporations. We further believe the amendment provisions of the proposed Articles of Incorporation and Bylaws resolve the ambiguities regarding amendments set forth in our current Articles of Incorporation and Bylaws and provide our officers and directors with the ability to more effectively plan and carry out our operations and business.

     The affirmative vote of the holders of a majority of outstanding shares is required to approve the adoption of the new Articles of Incorporation and Bylaws. Our Board of Directors recommends a vote FOR thisproposal.

                                   -----------
                              PROPOSAL NUMBER FIVE:
                          Change of Domicile to Nevada
                                   -----------

         In connection with the merger, we propose to change our state of incorporation from Idaho to Nevada. The change in domicile will be accomplished by merging our parent corporation, Consil Corp., into a newly-formed Nevada corporation that has no operations, assets or liabilities. In connection with the change of domicile, we will adopt new articles of incorporation and bylaws essentially identical (except for required state-law imposed changes) to the newly proposed Articles of Incorporation and Bylaws described in proposal four, above.

         We incorporated in Idaho because our initial Board of Directors and stockholders believed that the laws of that State were well adapted to the conduct of our original business and operations, which were related to the mining industry. We expect our operations to change both geographically and commercially as a result of the merger and now believe that it is appropriate to change our state of incorporation to a new state that provides more flexible corporate laws.

         For many years, Nevada has followed a policy of encouraging incorporations in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that many experts believe are responsive to the legal and
business  needs  of  modern   corporations.

         Reasons for the Proposed Change. Our Board of Directors believes there are a number of reasons to change our state of incorporation from Idaho to Nevada, including the following:

                   o Corporate taxes and related fees we pay as an Idaho corporation are higher than the comparable fees for a Nevada corporation. Nevada has no state corporate income tax and does not have a franchise tax.

                   o Our Board of Directors believes it will be easier to obtain and retain the services of qualified officers and directors if we change our domicile to Nevada. Both Idaho and Nevada law permit a corporation to include a provision in its charter documents that reduces or limits the monetary liability of directors for breaches of fiduciary duty under certain circumstances. We believe that, in general, Nevada law provides greater protection to directors and officers than Idaho law. In fact, Nevada is one of only a few states that allows a corporation to limit the liability of the corporation's officers to the corporation.

                   o Nevada, like many other states, permits a corporation to adopt a number of measures which are designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the change in domicile to Nevada to prevent such a change in control, nor is the proposal in response to any present attempt known to our Board of Directors to acquire control over us or to obtain representation on our Board of Directors. However, our Board believes it may consider in the future certain defensive strategies designed to enhance its ability to negotiate with an unsolicited bidder and believes Nevada law allows significant protection from, and flexibility to deal with, unsolicited takeover attempts.

         The proposed change in domicile will effect a change only in our legal domicile. It will NOT result in any change in our business, our management, the location of our principal facilities, our fiscal year, or our assets or liabilities or, except as described below in the comparison of Nevada and Idaho law, the general legal principles under which we will operate. After the change in the domicile, our shares of common stock will continue to be traded, without interruption, on the OTC Bulletin Board and under the symbol ("CSLV") or such other trading symbol as may be permitted by the NASD.

         Comparison of Nevada and Idaho Law. Set forth below is a brief discussion of certain differences between the Idaho Business Corporation Act, under which we are now incorporated, and the Nevada Business Corporation Act, under which we would operate if we changed our domicile to Nevada. The statements set forth under this heading with respect to Idaho's and Nevada's laws are brief summaries of those laws, and do not purport to be complete. The following descriptions are subject to the detailed provisions of the actual statutes and the case law and other legal interpretations relating to such statutes:

         Dividend Rights. Under Idaho law, a corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Nevada law is essentially the same as Idaho law on this issue.

         Our Bylaws allow our Board of Directors to authorize and make distributions unless after making the distribution: (a) we would be unable to pay our debts as they become due in the usual course of our business; or (b) our total assets would be less than the sum of our total liabilities plus the amount needed, if we were dissolved at the time of distribution, to satisfy the preferential rights of stockholders whose preferential rights are superior to the stockholders who receive the distribution.

         Voting Rights. Both Idaho and Nevada law provides that, unless otherwise provided for in a corporation's articles of incorporation, every stockholder of record is entitled at every meeting of stockholders to one vote for every share of common stock owned of record on the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders. Our Articles of Incorporation state that the holders of our capital stock possess voting power for the election of Directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of our Articles of Incorporation in the exercise of their voting power. The holders of our capital stock are entitled under our Articles of Incorporation to one vote for each share held. Our Articles of Incorporation expressly prohibit cumulative voting for the election of directors.

         Directors. Under Idaho law, a corporation's Board of Directors must consist of one or more individuals, with the number specified in or fixed in accordance with the corporation's articles or the bylaws. If the Board of Directors is given the power to fix or change the number of directors, the board may increase or decrease by 30% or less the number of directors last approved by the stockholders. If the bylaws establish a variable range for the size of the board (by fixing a minimum and a maximum number of directors) then only the stockholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa. Under Nevada law, a corporation must have at least one director, and may provide in its articles or its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

         Articles of Incorporation and Bylaws. Our Articles of Incorporation and the Bylaws each state that there shall be a variable number of directors with a minimum of three and a maximum of nine members and that cumulative voting is prohibited in the election of directors. Our Bylaws state that directors will be elected by the holders of a majority of the shares entitled to vote in the election of directors and shall serve one-year terms. If a vacancy occurs, the directors then in office are authorized to fill the vacancy by an affirmative vote of a majority of all directors in office.

         Fiduciary Duties of Directors. Idaho law requires a director to discharge his duties (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner he reasonably believes to be in the best interests of the corporation. A director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (c) a committee of the Board of Directors of which he is not a member if the director reasonably believes the committee merits confidence.

         Nevada law provides that directors and officers must exercise their powers in good faith and with a view to the interests of the corporation. In performing their duties, they are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers or employees of the corporation reasonably believed to be reliable  and  competent in the matters  prepared or  presented;  (ii)  counsel, public accountants, or other persons as to matters reasonably believed to be within the preparer's or presenter's professional or expert competence; or
(iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee's designated authority and matters on which the committee is reasonably believed to merit confidence. Under Nevada law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In exercising their respective powers with a view to the interests of the corporation, directors and officers may consider the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; the interests of the community and of society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

         Liability of Directors. Under Idaho law, a corporation's articles of incorporation may indemnify its directors for liability to any person for any action taken, or any failure to take any action, as a director, except liability for (i) receipt of a financial benefit to which he is not entitled, (ii) an intentional infliction of harm on the corporation or its stockholders, (iii) unlawful distributions, and (iv) an intentional violation of criminal law. Nevada law is somewhat broader and permits the articles of incorporation to contain a provision eliminating or limiting the personal liability of both directors and officers to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, as long as it does not eliminate liability for acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or the payment of unlawful distributions.

         Our Articles of Incorporation provide that a director shall not be personally liable to us or our stockholders for monetary damages except for liability as specifically set forth in state law. We are authorized by our Articles of Incorporation to indemnify, agree to indemnify, or obligate ourself to advance or reimburse expenses incurred by our directors, officers, employees, or agents to the full extent of the laws of the State of Idaho.

         Call of Special Meetings. Idaho law provides that special meetings of the stockholders may be called by a corporation's board, by holders of at least 20% of all votes entitled to be cast on a proposed issue, or by any other person authorized to do so by the corporation's articles of incorporation or bylaws. Nevada law states that special meetings may be held within or without Nevada in a manner provided by the bylaws of a corporation Our Bylaws provide that our Board of Directors, the Chairman of our Board of Directors, our President or holders of at least 20% of all the votes entitled to be cast on any proposed issue may call a special meeting of our stockholders.

         Action Without a Meeting. Under Idaho law, actions required or permitted to be taken at a stockholders' meeting may be taken without a meeting if the action is taken by all the stockholders entitled to vote on the action and the action is evidenced by one or more written consents describing the action taken, signed by all the stockholders entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

         Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of a corporation's stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting then that proportion of written consents is required.

         Our Bylaws currently allow any action within the stockholders' powers to be taken without a meeting if the action is agreed to by all of the stockholders entitled to vote on the action. As noted in proposal number four, this provision would be modified to reflect that actions can be taken by written consent as authorized by state law.

         Amendments to Charter Documents. Under Idaho law, amendments to a corporation's articles of incorporation may be adopted if (i) the Board of Directors recommends the amendment to the stockholders (unless the board determines there is a conflict of interest and should make no recommendation) and (ii) the stockholders entitled to vote on the amendment approve the amendment as follows: (a) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and (b) by a majority of all votes entitled to vote on the matter. Under Nevada law, an amendment is approved if the Board of Directors first adopts a resolution setting forth the amendment and declaring its advisability and then, at a meeting of the stockholders, the holders of a majority of the shares of each class or series entitled to vote on the amendment (or such greater proportion as may be required by the articles of incorporation) approve the amendment. If an amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power of such shares.

         Our Bylaws currently provide that our Articles may be amended if our Board submits the proposed amendments to our stockholders for adoption. Our stockholders then adopt the proposed amendment if a majority of the votes in each voting group entitle to vote on the amendment approve it. As noted above, if the proposal regarding the adoption of new Articles of Incorporation and Bylaws is approved, this provision will be eliminated in our new Charter documents.

         Approval of Asset Sales. Under Idaho law, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, if not made in the ordinary course of business, has to be approved and recommended by the Board of Directors (unless, due to a conflict of interest, the board determines it should make no recommendation), and then approved by the corporation's stockholders.

         Under Nevada law, a corporation's Board of Directors may sell, lease or exchange all of its property and assets upon terms and conditions that the Board of Directors deems expedient and in the best interests of the corporation, when and as authorized by a majority of the voting power of each voting group entitled to vote on the transaction at a stockholders meeting called for that purpose (or such greater number as may be required by the articles of incorporation).

         Our Bylaws provide that a sale of assets other than in the regular course of business must be approved by two-thirds of all shares entitled to vote on the sale unless applicable law permits a lower percentage for approval of the sale, in which case the lowest applicable percentage is applicable. Both Idaho and Nevada law require a majority approval of the stockholders. Therefore, under our Bylaws, a majority is required to approve the sale.

         Rights of Appraisal. Idaho law grants stockholders the right to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger to which the corporation is a party if (a) it is a merger for which stockholder approval is required pursuant to Idaho law or the articles of incorporation the stockholder is entitled to vote on the merger, or (b) the corporation is a subsidiary that is merged with its parent, (ii) the consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan,
(iii) consummation of a sale of all or substantially all of the corporation's assets other than in the ordinary course of business if the stockholder is entitled to vote on the transaction (but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of the sale, (iv) an amendment of the articles of incorporation that materially and adversely affects special enumerated rights of a dissenter's shares, or (v) any corporate action taken pursuant to a stockholder vote to the extent the articles of incorporation, bylaws, or a resolution of the Board of Directors establishes a right to dissent and obtain payment for shares. However, under Idaho law, dissenters are not entitled to payment for their shares if the shares are a part of a class or series that are registered on a national securities exchange, are listed on the national market systems of the national association of securities dealers automated quotation system or are held of record by at least two thousand (2,000) stockholders on the date fixed to determine the stockholders entitled to vote on the proposed corporate action.

         Under Nevada law, stockholders are only entitled to dissent and obtain payment of the fair value of their shares if there is (i) the consummation of a plan of merger to which a Nevada corporation is a party if (a) approval by the stockholders is required for the merger under Nevada law or pursuant to provisions of the articles of incorporation, or (b) the Nevada corporation is a subsidiary and is merged with its parent, (ii) the consummation of a plan of exchange to which a Nevada corporation is a party as the corporation whose subject owner's interests will be acquired, or (iii) any corporate action that, pursuant to the articles of incorporation, bylaws, or a resolution of the Board of Directors, allows stockholders to dissent and receive fair payment for their shares. Unlike Idaho law, Nevada law does not grant stockholders the right to dissent when voting on the sale of all or substantially all of the corporation's assets or upon an amendment to the articles of incorporation which adversely affects certain rights of stockholders.

         Our Articles of Incorporation are silent on the matter of dissenters rights and do not grant any additional dissenters rights to our stockholders.

         Indemnification of Directors and Officers. Under Nevada law, a corporation may indemnify any person who is a party or is threatened to be made a party to any action, suit or proceeding, except in action by or in right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses, including attorneys fees, and amounts paid in settlement incurred by that person in connection with the action, suit or proceeding, as long as the person acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation (and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful). A corporation may also indemnify a party against expenses (including amounts paid in settlement and attorneys fees) incurred in connection with the defense or settlement of an action if that person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. The corporation may not indemnify any person where that person has been judged by a court to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines that the person is entitled to indemnity for those expenses. To the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding, the corporation is required to indemnify him against his expenses in connection with the defense of the action or suit.

         Idaho provides for both permissible and mandatory indemnification of its directors. Permissible indemnification is allowed where an individual is made a party to a proceeding because he is a director and where the director conducted himself in good faith and reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interest of the corporation, and (b) in all cases, that his conduct was at least not opposed to the best interests of the corporation and, in the case of any criminal proceeding, that he has no reasonable cause to believe his conduct was unlawful. Idaho law also provides for permissible indemnification if the director was engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation. Under Idaho law, the corporation is required to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

         Right of Inspection. Under Idaho law, a corporation is required to maintain minutes of all of the meetings of its stockholders and Board of Directors (or its committees), a record of all actions taken by the stockholders or Board of Directors without a meeting. The corporation is also required to maintain appropriate accounting records, records of its stockholders (in a form that permits providing a list of the names and addresses of its stockholders), a copy of its articles and bylaws, its resolutions adopted by its Board of Directors relating to the creation of one or more classes of shares and all written communications to stockholders generally within the past three years. Stockholders are entitled to inspect and copy any of those records. A stockholder's right to make any such inspection is premised on the stockholder being a holder of record of the corporation's shares for at least six months immediately preceding the demand or holding at least 5% of all the outstanding shares of stock of the corporation. In addition, the demand must be made in good faith and for a proper purpose, the stockholder must describe with reasonable particularity the purpose and records that he wants to inspect, and the records must be directly connected with that purpose. Idaho law also provides that the right of inspection described above may not be abolished or eliminated by a corporation's articles of incorporation or bylaws.

         Under Nevada law, stockholders are generally permitted to inspect only stockholder records and financial records. In order to inspect the stockholder records, the party needs to be either a stockholder of record for at least six months or a person holding (or authorized by) at least five percent of the corporation's outstanding shares. The person wishing to inspect the stockholder records may not inspect the records if the purpose is not in the interests of the business of the corporation. Persons may inspect the corporation's financial records if they are a person holding (or authorized by) at least 15% of the corporation's outstanding shares, although there is an exception for publicly traded companies and if the financial statements are supplied to parties under certain circumstances. Inspection may not be made if the purpose is not in the interest of the business of the corporation.

         Liability of Stockholders. Under both Idaho and Nevada law, a purchaser of a corporation's shares is not liable to the corporation or its creditors with respect to the shares, except to pay the consideration for which the shares were authorized to be issued. Further, unless otherwise provided in the corporation's articles of incorporation, a stockholder of a corporation is not personally liable for the acts or debts of the corporation, although he may become personally liable by reason of his own acts or conduct. Our Articles of Incorporation do not provide for any personal liability for our stockholders for our acts or debts.

         Stockholder Preemptive Rights. Both Nevada and Idaho laws provide that the stockholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares unless that right is stated in the corporation's articles of incorporation. Our Articles of Incorporation do not provide for any such preemptive right.

         Removal of Directors by Stockholders. Under Idaho law, the stockholders of a corporation may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group made to participate in the vote to remove him. A director may be removed by the stockholders only at a meeting called for the purpose of removing the director and the meeting must state that one of the purposes of the meeting is the removal of the director.

         Under Nevada law, any director may be removed from office by a vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power, except that, the corporation's articles of incorporation may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director. If the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, the removal of any such director requires only the proportion of votes, specified above, of the holders of that class or series, and not the votes of the outstanding shares as a whole.

      The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the change in domicile. Our
            Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------
                               DISSENTERS' RIGHTS
--------------------------------------------------------------------------------

         The proposals described in this Information Statement do not provide our stockholders the opportunity or right to dissent from the actions to be taken if any or all of the proposals are approved, or to receive any agreed upon or judicially determined value for their shares of our capital stock.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

         Beneficial Ownership. The following table sets forth certain information regarding beneficial ownership of the shares of our common stock by
(i) each person known to own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 21,949,707 outstanding shares of common stock. The inclusion of any shares of common stock as "beneficially owned" does not constitute an admission of actual beneficial ownership (which is a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person is deemed to beneficially own any shares issuable on exercise of stock options or warrants held by that person that are currently exercisable or become exercisable within 60 days after the record date:


                                                                                       Total             Percent of
                                                                                       -----             -----------
Name and Address of                            Number of             Number of         Beneficial        Shares
-------------------                            ----------            ---------         ----------        ------
Beneficial Owner                               Shares Owned          Options           Ownership         Outstanding
----------------                               ------------          ------            ---------         -----------


Lincoln Properties LTD LC                        7,418,300             - 0 -           7,418,300           33.8%
1380 Devonshire Drive
Salt Lake City, UT  84108

Brighton Opportunity Fund                        6,250,000             - 0 -           6,250,000           28.5%
1801 Century Park East, Suite 1235
Los Angeles, CA  90067

Trevor Crow                                      3,125,000             - 0 -           3,125,000           14.2%
3467 Western Springs Road
Olivenhain, CA  92024

Richard Keys                                     3,125,000             - 0 -           3,125,000           14.2%
1136 Loma Avenue, Suite 203
Coranado, CA  92118

James Anderson
President and Director                             - 0 -               - 0 -             - 0 -             - 0 -
4766 South Holladay Blvd.
Holladay, Utah 84117

All of the directors and executive                 - 0 -               - 0 -             - 0 -             - 0 -
officers as a group (1 person)
-------------------------------------------


         Accounting Changes and Disagreements. Our independent accountant has not resigned or been dismissed, and we do not have any disagreements with our independent accountant on any matter of accounting principles or practices, disclosure or auditing. We do not expect a representative of our independent accountant to be present at the meeting.

         Proforma Information.

         The following unaudited pro forma condensed combined financial statements are based on the December 31, 2001 unaudited historical financial statements of ConSil and the audited financial statements of LumaLite contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with LumaLite treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the surviving corporation assumes the purchase occurred as of December 31, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 presents the results of operations of the surviving corporation, assuming the merger was completed on January 1, 2000. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 presents the results of operations of the surviving corporation, assuming the merger was completed on January 1, 2001.

         The unaudited pro forma condensed combined financial statements have been prepared by management of ConSil and Lumalite based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both ConSil and Lumalite (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."




                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2001


                                                                                                                      Pro Forma
                                                                                                  Pro Forma           Combined
                                                           Lumalite          ConSil Corp.        Adjustments           Balance
                                                      ------------------- ------------------- ------------------  ------------------
ASSETS
Current Assets                                                  $757,767                $889         $1,500,000A
                                                                                                        500,000B
                                                                                                          (889)D         $2,757,767
Fixed Assets (net)                                                31,452                   -                  -              31,452
Other Assets                                                       3,662                   -                  -               3,662
                                                      ------------------- ------------------- ------------------  ------------------

     Total Assets                                               $792,881                $889         $1,999,111          $2,792,881
                                                      =================== =================== ==================  ==================

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts Payable & Accrued Expenses                             $642,514             $40,605          $(35,605)C           $647,514
Other Current Liabilities                                              -           1,072,457        (1,072,457)C                  -
                                                      ------------------- ------------------- ------------------  ------------------

    Total Liabilities                                            642,514           1,113,062        (1,108,062)             647,514
                                                      ------------------- ------------------- ------------------  ------------------

Stockholders' Equity:
  Common Stock                                                   286,700           2,360,572          1,500,000A
                                                                                                        500,000B
                                                                                                    (2,365,572)D          2,281,700
  Retained Deficit                                              (136,333)         (3,469,284)         1,108,062C
                                                                                                      2,361,222D          (136,333)
  Less: Reacquired Common Stock                                        -              (3,461)             3,461D                  -
                                                      ------------------- ------------------- ------------------  ------------------
     Total Stockholders' Equity (Deficit)                        150,367          (1,112,173)         3,107,173           2,145,367
                                                      ------------------- ------------------- ------------------  ------------------

     Total Liabilities and Stockholders' Equity                 $792,881                $889         $1,999,111          $2,792,881
                                                      =================== =================== ==================  ==================



See accompanying notes to unaudited pro forma condensed combined financial statements.



                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                                                                      Pro Forma
                                                                                                  Pro Forma           Combined
                                                           Lumalite          ConSil Corp.        Adjustments           Balance
                                                      ------------------- ------------------- ------------------  ------------------

Revenues:
   Sales                                                        $585,385            $      -            $     -            $585,385
   Cost of Sales                                                 477,899                   -                  -             477,899
                                                      ------------------- ------------------- ------------------  ------------------
   Gross Margin                                                  107,486                   -                  -             107,486

Expenses:
   Selling and Marketing                                         136,236                   -                  -             136,236
   Research and Development                                       64,653                   -                  -              64,653
   General & Administrative                                      122,235              23,201                  -             145,436
                                                      ------------------- ------------------- ------------------  ------------------

Net Operating Income (Loss)                                     (215,638)            (23,201)                 -           (238,839)

Other Income (Expense)
   Interest Income                                                     -                 879                  -                 879
   Interest Expense                                              (21,824)            (77,516)            77,516A           (21,824)
                                                      ------------------- ------------------- ------------------  ------------------

Net Income (Loss) Before Income Taxes                           (237,462)            (99,838)            77,516           (259,784)

Income Tax Expense                                                 1,369                   -                  -               1,369
                                                      ------------------- ------------------- ------------------  ------------------

Net Income (Loss)                                              $(238,831)           $(99,838)           $77,516          $(261,153)
                                                      =================== =================== ==================  ==================

Income (Loss) per share                               $            (0.11)  $           (0.01)                      $          (0.01)
                                                      =================== ===================                     ==================

Weighted average shares outstanding                            2,272,354           9,449,707                             18,677,988
                                                      =================== ===================                     ==================



See accompanying notes to unaudited pro forma condensed combined financial statements.


                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                                                                      Pro Forma
                                                                                                  Pro Forma           Combined
                                                           Lumalite          ConSil Corp.        Adjustments           Balance
                                                      ------------------- ------------------- ------------------  ------------------


Revenues:
   Sales                                                      $4,020,359            $      -           $      -          $4,293,149
   Cost of Sales                                               1,704,426                   -                  -           1,704,426
                                                      ------------------- ------------------- ------------------  ------------------
   Gross Margin                                                2,315,933                   -                  -           2,315,933

Expenses:
   Selling and Marketing                                         586,971                   -                  -             586,971
   Research and Development                                       56,870                   -                  -              56,870
   General & Administrative                                      996,907              55,467                  -           1,052,374
                                                      ------------------- ------------------- ------------------  ------------------

Net Operating Income (Loss)                                      675,185            (55,467)                  -             619,718

Other Income (Expense)
   Interest Income                                                 1,310                   -                  -               1,310
   Interest Expense                                               11,518            (48,353)             48,353B             11,518
   Foreign Exchange Gain (Loss)                                        -                (35)                  -                (35)
                                                      ------------------- ------------------- ------------------  ------------------

Net Income (Loss) Before Income Taxes                            688,013           (103,855)             48,353             632,511

Income Tax Expense                                               284,032                   -                  -             284,032
                                                      ------------------- ------------------- ------------------  ------------------
Net Income (Loss)                                               $403,981          $(103,855)            $48,353            $348,479
                                                      =================== =================== ==================  ==================

Income (Loss) per share                               $             0.20  $           (0.01)                      $            0.02
                                                      =================== ===================                     ==================

Weighted average shares outstanding                            2,029,645           9,449,707                             18,677,988
                                                      =================== ===================                     ==================


See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)      General

In the merger as described in the agreements between the parties as of December 31, 2001, LumaLite will merge with and into ConSil in a reverse merger with LumaLite being treated as the surviving entity for financial reporting purposes. Prior to the merger, Lumalite will sell 58,495 shares of Common Stock for $1,500,000 in cash and notes receivable, and ConSil will sell 12,500,000 shares of Common Stock for $500,000 in cash. In the merger, ConSil will issue 2,070,924 shares of Series A Preferred Stock, or approximately 100% of the New Series A Preferred Stock outstanding subsequent to the merger, in exchange for all of the outstanding Common Stock of LumaLite, subject to certain adjustments. There will also be a 1:25 reverse stock split on the outstanding Common Stock of ConSil. The 2,070,924 shares of Series A Preferred Stock will be convertible to 17,800,000 (8.5952 each) shares of Common Stock. The total liabilities of ConSil will be reduced to a maximum of $5,000. LumaLite has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of LumaLite. See Note (4) below regarding certain amendments to the terms of the merger that were effected by the parties after December 31, 2001.

(2)      Fiscal Year Ends

         The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2001 and 2000, include LumaLite's and ConSil's operations on a common fiscal year.


(3)      Pro Forma Adjustments

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2001, are described below:

         (A) Record sale of 58,495 shares of LumaLite Common Stock for $1,500,000 in cash and notes receivable prior to merger.

         (B) Record sale of 12,500,000 shares of ConSil Common Stock for $500,000 in cash prior to merger.

         (C) Record forgiveness of ConSil debt and liabilities.

         (D) Record merger by exchanging 2,070,924 shares of ConSil Series A Preferred Stock for all the outstanding Common Stock of LumaLite, and converting each Preferred share to 8.5952 shares of Common Stock.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 are described below:

         (A) Write-off interest expense in conjunction with the forgiveness of debt.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 are described below:

         (B) Write-off interest expense in conjunction with the forgiveness of debt.

(4) On January 15, 2002, the merger agreement which existed between the parties as of December 31, 2001 terminated. That agreement was subsequently replaced by a merger agreement on substantially similar terms dated January 25, 2002. Under the January 25, 2002 agreement, Lumalite will receive 17,800,000 shares of ConSil's Common Stock rather than the 2,070,924 shares of Series A Preferred Stock described in the terminated merger agreement. Those shares, which will be issued after the 1:25 reverse stock split, will represent approximately 62.46% of ConSil's outstanding Common Stock.


-------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

         In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra compensation, may solicit proxies personally or by telephone, telegraph, or cable. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of our common stock held of record and will reimburse such persons for forwarding such material. We will pay the costs of this solicitation of proxies.

         We have incorporated certain information in this proxy from our filings with the Securities and Exchange Commission. The incorporated information and documents are described in the section entitled "General Information," above.

                                      * * *

                                     By Order of the Directors

                                     /s/  James Anderson
                                     ----------------------------------------


                                     Dated:  February 1, 2002

                                   APPENDIX A

                                  CONSIL CORP.

                                       -:-

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000

                                   (UNAUDITED)

                                    CONTENTS


                                                                            Page

Accountants' Report........................................................F - 1

Consolidated Balance Sheets
  December 31, 2001 (unaudited) and 2000...................................F - 2

Consolidated Statements of Operations
  For the Years Ended December 31, 2001 (unaudited) and 2000...............F - 3

Consolidated Statement of Stockholders' Equity
  For the Years Ended December 31, 2001 (unaudited) and 2000...............F - 4

Consolidated Statements of Cash Flows
  For the Years Ended December 31, 2001 (unaudited) and 2000...............F - 5

Notes to Consolidated Financial Statements.................................F - 6

                               ACCOUNTANTS' REPORT


ConSil Corp.


         The accompanying balance sheet of ConSil Corp. as of December 31, 2001, and the related statements of income, stockholders' equity, and cash flows for the year then ended were not audited by us and, accordingly, we do not express an opinion on them.

         The financial statements for the year ended December 31, 2000, were audited by other accountants and they expressed an unqualified opinion on them in their report dated February 16, 2001, but they have not performed any auditing procedures since that date.


                                              Respectfully submitted



                                              Robinson, Hill & Co.
                                              Certified Public Accountants

Salt Lake City, Utah
January 31, 2002


                                  CONSIL CORP.
                           CONSOLIDATED BALANCE SHEETS


                                                                                         December 31,
                                                                            ---------------------------------------
                                                                                   2001                2000
                                                                            ------------------- -------------------
                                                                               (Unaudited)

ASSETS
Current Assets:
   Cash and Cash Equivalents                                                              $364              $1,419
   Other Receivables                                                                       525                  84
                                                                            ------------------- -------------------

     Total Assets                                                                         $889              $1,503
                                                                            =================== ===================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts Payable and Accrued Expenses                                               $40,605              $2,096
   Accounts Payable - Hecla Mining Co.                                                  16,380
   Accrued Interest Payable - Hecla Mining Co.                                         331,077             282,725
   Note Payable - Hecla Mining Co.                                                     725,000             725,000
                                                                            ------------------- -------------------

     Total Liabilities                                                               1,113,062           1,009,821
                                                                            ------------------- -------------------

Stockholders' Equity
   Preferred Stock, Par Value $0.25
      Authorized 10,000,000 shares
      Issued -0- shares at December 31, 2001 and 2000                                        -                   -
   Common Stock, No Par Value
      Authorized 100,000,000 shares
      9,455,689 Shares Issued  at December 31, 2001 and 2000                         2,360,572           2,360,572
  Accumulated Deficit                                                               (3,469,284)         (3,365,429)
  Less: Common Stock reacquired at cost; 5,982 shares                                   (3,461)             (3,461)
                                                                            ------------------- -------------------

     Total Stockholders' Equity                                                     (1,112,173)         (1,008,318)
                                                                            ------------------- -------------------

     Total Liabilities and
       Stockholders' Equity                                                               $889              $1,503
                                                                            =================== ===================




                  The accompanying notes are an integral part
                         of these financial statements.

                                  CONSIL CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS





                                                                                    For the year ended
                                                                                       December 31,
                                                                           --------------------------------------
                                                                                  2001               2000
                                                                           ------------------- ------------------
                                                                              (Unaudited)


                                                                Revenues:            $      -    $             -
                                                                           ------------------- ------------------

                                                                Expenses:
                                               General and Administrative              55,467             23,201
                                                                           ------------------- ------------------

                                                       Net Operating Loss             (55,467)           (23,201)

                                                  Other Income (Expenses)
                                                          Interest Income                   -                879
                     Interest Expense on Note Payable to Hecla Mining Co.             (48,353)           (77,516)
                                             Foreign Exchange gain (loss)                 (35)                 -
                                                                           ------------------- ------------------


                                                                 Net Loss           $(103,855)          $(99,838)
                                                                           =================== ==================

                                         Basic and Diluted Loss Per Share  $            (0.01)   $         (0.01)
                                                                           =================== ==================

                                                  Weighted Average Shares           9,449,707          9,449,707
                                                                           =================== ==================



              The accompanying notes are an integral part of these
                             financial statements.

                             CONSIL CORP.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000






                                                            Preferred Stock                          Common Stock
                                                      Shares             Par Value            Shares            Par Value
                                                 ------------------  ------------------ ------------------- -------------------
Balance at December 31, 1999                                     -            $      -           9,455,689          $2,111,675

Increase in Equity Accounts
   Due to Forgiveness of Debt                                    -                   -                   -             248,897
Net Loss                                                         -                   -                   -                   -
                                                 ------------------  ------------------ ------------------- -------------------

Balance at December 31, 2000                                     -                   -           9,455,689           2,360,572

Net Loss                                                         -                   -                   -                   -
                                                 ------------------  ------------------ ------------------- -------------------

Balance at December 31, 2001 (unaudited)                         -            $      -           9,455,689          $2,360,572
                                                 ==================  ================== =================== ===================
                                            (Continued)



                                  CONSIL CORP.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                  (Continued)
                                                                    Common
                                                                    Stock
                                                                 Reacquired
                                             Accumulated           at Cost
                                               Deficit          5,982 Shares

Balance at December 31, 1999                 $(3,265,591)            $(3,461)

Increase in Equity Accounts
   Due to Forgiveness of Debt                           -                  -
Net Loss                                         (99,838)                  -
                                        --------------------------------------

Balance at December 31, 2000                  (3,365,429)             (3,461)

Net Loss                                        (103,855)                  -
                                        --------------------------------------

Balance at December 31, 2001 (unaudited)     $(3,469,284)            $(3,461)
                                        ==================  ==================

              The accompanying notes are an integral part of these
                             financial statements.


                                  CONSIL CORP.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             For the years ended
                                                                                                December 31,
                                                                                    --------------------------------------
                                                                                          2001                2000
                                                                                    ------------------  ------------------
                                                                                       (Unaudited)
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                                                                    $(103,855)           $(99,838)
(Increase) Decrease in Other Receivables                                                         (441)                 64
(Increase) Decrease in Prepaid Expenses                                                             -                 300
(Increase) Decrease in Income Tax Refund Receivable                                                 -               8,000
Increase (Decrease) in Accounts Payable and Accrued Expenses                                   54,889                (832)
Increase (Decrease) in Accrued Interest Payable on Note to Hecla                               48,352              68,516
                                                                                    ------------------  ------------------

  Net Cash Used in operating activities                                                        (1,055)            (23,790)
                                                                                    ------------------  ------------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                                                              -                   -
                                                                                    ------------------  ------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Note Payable to Hecla Mining                                                          -              14,000
                                                                                    ------------------  ------------------

Net Cash Provided by
  Financing Activities                                                                              -              14,000
                                                                                    ------------------  ------------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                                                    (1,055)             (9,790)
Cash and Cash Equivalents
  at Beginning of Period                                                                        1,419              11,209
                                                                                    ------------------  ------------------
Cash and Cash Equivalents
  at End of Period                                                                               $364              $1,419
                                                                                    ==================  ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the year for:
  Interest                                                                                   $      -              $9,000
  Franchise and income taxes                                                                 $      -             $(8,000)

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
None


              The accompanying notes are an integral part of these
                             financial statements.


                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ConSil Corp. (ConSil), formerly Consolidated Silver Corporation, and its wholly owned subsidiary, Minera ConSil, S.A. de C.V. (formed on December 20,
1995) currently have no operating properties. ConSil is currently inactive.

         The accompanying consolidated financial statements include the accounts of ConSil and its wholly owned subsidiary. All significant intercompany transactions and accounts are eliminated in consolidation. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         The financial statements have been prepared on a going concern basis which assumes realization of assets and liquidation of liabilities in the normal course of business. At December 31, 2001, ConSil had negative working capital of $1,112,173 and a stockholders' deficit of $1,112,173. Included in current liabilities is a $725,000 note payable and related accrued interest of $331,077 due to Hecla Mining Company, ConSil former majority shareholder, which are due upon demand by authorized representatives of Hecla, but in no event later than March 31, 2002. The Company does not have the ability or sources of financing to repay this debt. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Exploration

         Exploration costs are charged to operations as incurred. However, ConSil has conducted no exploration in 2001 or 2000.

Basic and Diluted Loss Per Common Share

         Basic earnings per share (EPS) is calculated by dividing the net loss by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution that could occur if potentially dilutive securities were exercised or converted to common stock. Due to the losses in 2001 and 2000, potentially dilutive securities were excluded from the calculation of diluted EPS as they were anti-dilutive. Therefore, there was no difference in the calculation of basic and diluted EPS in 2001 and 2000.



                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
-------------------------------------------------------------------- -----------

Cash Equivalents

         ConSil considers cash equivalents to be highly liquid investments purchased with a remaining maturity of three months or less. ConSil's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. ConSil places its cash and temporary cash investments with institutions of high credit-worthiness.

Income Taxes

         ConSil records deferred tax liabilities and assets for the expected future income tax consequences of events that have been recognized in its financial statements. Deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the temporary differences are expected to reverse.

Accounting for Stock Options

         ConSil measures compensation cost for stock option plans using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." ConSil also provides the required disclosures of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123).










                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 2 - INCOME TAXES

         The components of ConSil's income tax provision (benefit) for the years ended December 31, 2001 and 2000 were as follows:

                                                As at December 31,
                                       --------------------------------------
                                             2001                2000
                                       ------------------ -------------------
                                          (Unaudited)
              Current:
                 Federal                        $      -            $      -
                 State                                 -                   -
                                       ------------------ -------------------
                                                       -                   -
                                       ------------------ -------------------
              Deferred:
                 Federal                               -                   -
                 State                                 -                   -
                                       ------------------ -------------------
                                                       -                   -
                                       ------------------ -------------------

              Total                             $      -            $      -
                                       ================== ===================

         The income tax provision (benefit) for the years ended December 31, 2001 and 2000 differed from the amounts which would have been provided by applying the statutory federal income tax rate to the loss before income taxes. The reasons for the differences were as follows:



                                                                       As at December 31,
                                                             ---------------------------------------
                                                                    2001                2000
                                                             ------------------- -------------------
                                                                (Unaudited)


Computed "statutory" benefit (at 34%)                                 $(35,311)           $(33,945)
Change in valuation allowance due to uncertainty of
     Recovery of deferred tax assets (at 34%)                           35,311              33,945
                                                             ------------------- -------------------

                                                                      $       -           $       -
                                                             =================== ===================




                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 2 - INCOME TAXES (continued)

         At December 31, 2001 and 2000, ConSil had the following deferred tax asset:

                                                                As at December 31,
                                                      ---------------------------------------
                                                             2001                2000
                                                      ------------------- -------------------
                                                         (Unaudited)


Net operating loss carryforwards and capitalized
     Exploration costs and other                                $796,328            $761,017
Valuation allowance                                             (796,328)           (761,017)
                                                      ------------------- -------------------

Net deferred tax asset                                          $      -            $      -
                                                      =================== ===================


         The change in the valuation allowance during the years ended December 31, 2001 and 2000 were as follows:


                                                                                       As at December 31,
                                                                             ---------------------------------------
                                                                                    2001                2000
                                                                             ------------------- -------------------
                                                                                (Unaudited)


Balance, beginning of year                                                             $761,017            $727,072
Change due to nonutilization of net operating loss carryforwards                         35,311              33,945
                                                                             ------------------- -------------------

Net deferred tax asset                                                                 $796,328            $761,017
                                                                             =================== ===================


         ConSil recorded the above valuation allowance to reflect the estimated amount of the deferred tax asset which may not be realized principally due to limitation of the refunds available during the carryback period and the uncertainty regarding the generation of future taxable income to utilize reversing deductible items. The realization of ConSil's future deductible items that are not recoverable through the refund of prior income taxes is dependent upon ConSil's ability to generate future taxable income. If it becomes more likely than not that ConSil will generate future taxable income, the valuation allowance could be adjusted in the near term.

          At December 31, 2000, ConSil had federal and state net operating loss carryforwards of $712,000 substantially all of which will expire in the year 2012 and 2013.





                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 3 - NOTE PAYABLE

         On June 28, 1996, ConSil and Hecla entered into a loan agreement whereby Hecla agreed to make available to ConSil a loan not to exceed $500,000. Under the terms of the loan agreement, ConSil agreed to pay interest on the outstanding balance at the prime interest rate plus one and one-half percent. The loan was payable upon demand by Hecla and was due in its entirety on or before December 31, 1996. The loan agreement places certain restrictions on ConSil including restrictions on assets, indebtedness, increases in compensation, loans or advances to shareholders, directors, or employees, capital stock, and hiring of new employees. These restrictions can be altered with the prior consent of Hecla. This loan agreement was subsequently amended on eight separate occasions, increasing the amount available to borrow to $725,000 and extending the repayment date to March 31, 2002 with all other terms remaining substantially identical to the original loan agreement. At December 31, 2001, ConSil was in compliance with the restrictions under the loan agreement. At December 31, 2001, there was $725,000 outstanding under the loan agreement with Hecla, having an interest rate of 11.0%, and accrued interest due to Hecla totaling $331,077. Interest expense related to this note for the years ended December 31, 2001 and 2000 was $48,353 and $77,516, respectively.

NOTE 4 - RELATED PARTY TRANSACTIONS

         During the third quarter of 2000, Hecla forgave $248,897 of ConSil and Minera ConSil's accounts payable to Hecla Mining Company and Minera Hecla, S.A. de C.V. (Hecla's wholly owned subsidiary). ConSil recorded the forgiveness of the accounts payable as an equity contribution.

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data and to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts ConSil could realize in a current market exchange.



                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)
--------------------------------------------------------

          The estimated fair values of financial instruments were as follows:



                                                                       December 31,
                                                 2001 (Unaudited)                             2000
                                       ------------------------------------- ---------------------------------------
                                           Carrying             Fair              Carrying              Fair
                                           Amounts              Value             Amounts              Value
                                       -----------------  ------------------ ------------------- -------------------
Financial Assets:
     Cash and cash equivalents                     $364                $364              $1,419              $1,419
     Other Receivables                              525                 525                  84                  84

Financial Liabilities:
     Current Liabilities                        388,062             388,062             284,821             284,821
     Current Note Payable                       725,000             725,000             725,000             725,000


         Due to the nature of cash and cash equivalents, receivables, and current liabilities, the fair value approximates their carrying amounts. The fair value of the note payable approximates its carrying value due to the term and variable interest rate associated with the note.

NOTE 6 - GEOGRAPHIC SEGMENTS

         The tables below present information about ConSil's single industry segment (silver) as of and for the years ended December 31:

                                            2001                2000
                                     ------------------- -------------------
                                        (Unaudited)
Net Income (Loss)
     United States                           $(103,128)           $(99,102)
     Mexico                                       (623)               (720)
     Canada                                       (104)                (16)
                                     ------------------- -------------------
                                             $(103,855)           $(99,838)
                                     =================== ===================


General Corporate Assets (1)
     United States                                $196                $327
     Canada                                        693               1,176
     Mexico                                          -                   -
                                     ------------------- -------------------
                                                  $889              $1,503
                                     =================== ===================



                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000

NOTE 6 - GEOGRAPHIC SEGMENTS (continued)

         (1) General corporate assets consist primarily of cash and cash equivalents and miscellaneous income tax refund receivables.

NOTE 7 - RECONCILIATION OF U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) TO CANADIAN GAAP----------------------------------------------------------------

         ConSil prepares its consolidated financial statements in accordance with generally accepted accounting principles as practiced in the United States of America. There were no differences between U.S. GAAP and Canadian GAAP with respect to stockholders' deficit at December 31, 2001 and 2000. The differences between U.S. GAAP and Canadian GAAP with respect to the net loss for the years ended December 31, 2001 and 2000 were as follows:

                                                  As at December 31,
                                          -------------------------------------
                                               2001                2000
                                          ----------------- -------------------
                                           (Unaudited)

Net loss per U.S. GAAP                            $103,855           $(99,838)
Adjustments to conform with Canadian GAAP                -                   -
                                          ----------------- -------------------

Net loss per Canadian GAAP                        $103,855           $(99,838)
                                          ================= ===================



                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000


NOTE 8 - BASIC AND DILUTED LOSS PER COMMON SHARE

         In accordance with SFAS 128, the following table presents a reconciliation of the numerators (net loss) and denominators (shares) used in the basic and diluted loss per common share computations for the years ended December 31, 2001 and 2000.

                                                                                                     Per-Share
                                                             Net Loss             Shares               Amount
                                                             --------             ------               ------
                                                           (Numerator)         (Denominator)

                                                                   For the year ended December 31, 2001
                                                                   ------------------------------------
                                                                                (Unaudited)
Net Loss                                                        $(103,855)

Basic Loss per Share                                            $(103,855)            9,449,707  $          (0.01)
                                                        =================== ==================== ===================

Effect of dilutive securities (1)

Diluted Loss                                                    $(103,855)            9,449,707  $          (0.01)
                                                        =================== ==================== ===================


                                                                   For the year ended December 31, 2000

Net Loss                                                         $(99,838)

Basic Loss per Share                                             $(99,838)            9,449,707  $          (0.01)
                                                        =================== ==================== ===================

Effect of dilutive securities (1)

Diluted Loss                                                     $(99,838)            9,449,707  $          (0.01)
                                                        =================== ==================== ===================


(1) Dilutive Securities - As of December 31, 2001 and 2000, there were 60,000 and -0- shares, respectively, available for issue under granted stock options. These options were not included in the computation of diluted loss per common share as a loss was incurred in each of these years and their inclusion would be antidilutive.





                                  CONSIL CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE YEARS ENDED DECEMBER 31, 2001 (UNAUDITED) AND 2000


NOTE 9 - STOCK OPTION PLANS

         In 1997, the shareholders of ConSil approved two stock option plans. The ConSil Stock Option Plan provides for stock-based grants to selected officers, directors and other key employees. The ConSil Corp. Incentive Stock Option Plan provides for stock-based grants to participating employees. The option price of stock options issued under the Incentive Stock Option Plan may not be less than the fair market value on the date of grant. The terms of the options under either plan shall be no longer than five years from the date of grant. During 2001 and 2000, there were no options granted under either plan. At December 31, 200, there were 885,000 shares available for grant under the plans.

         Transactions   concerning   stock  options  pursuant  to  both  of  the
above-described plans are summarized as follows:

                                                              Exercise
                                            Shares              Price
                                      ------------------- -------------------

Outstanding, December 31, 2000                    60,000  $            0.87
Expired                                          (60,000) $            0.87
                                      -------------------

Outstanding, December 31, 2001                         -            $      -
                                      =================== ===================

                                   APPENDIX B


                                 LUMALITE, INC.


                                       -:-

                         INDEPENDENT ACCOUNTANTS' REPORT


                           DECEMBER 31, 2001 AND 2000

                                    CONTENTS


                                                                         Page

Independent Accountants' Report..........................................F - 1

 Balance Sheets
  December 31, 2001 and 2000.............................................F - 2

 Statements of Operations
  For the Years Ended  December 31, 2001 and 2000
  and the Period June 9, 1999 (inception) to December 31, 1999...........F - 4

 Statement of Stockholders' Equity
  For the Years Ended  December 31, 2001 and 2000
  and the Period June 9, 1999 (inception) to December 31, 1999...........F - 5

 Statements of Cash Flows
  For the Years Ended  December 31, 2001 and 2000
  and the Period June 9, 1999 (inception) to December 31, 1999...........F - 6

Notes to  Financial Statements...........................................F - 8

                         INDEPENDENT ACCOUNTANTS' REPORT

LumaLite, Inc.

         We have audited the accompanying balance sheet of LumaLite, Inc. as of December 31, 2001 and 2000, and the related statements of operations, cash flows, and stockholders' equity (deficit) for the years ended December 31, 2001 and 2000 and the period June 9, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the December 31, 2001 and 2000 financial statements referred to above present fairly, in all material respects, the financial position of LumaLite, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 201 and 2000 and the period from June 9, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles in the United States of America.


                                            Respectfully submitted



                                            Robison, Hill & Co.
                                            Certified Public Accountants






Salt Lake City, Utah
January 17, 2002

                                 LUMALITE, INC.
                                 BALANCE SHEETS






                                               December 31,
                                    ------------------------------------
                                          2001               2000
                                    ------------------ -----------------
                            ASSETS
                   Current Assets:
         Cash and cash equivalents  $52,492                     $     -
                       Receivables  388,569                     103,405
                         Inventory  316,706                      56,940
         Receivable from Employees  -                           128,000
                                    ------------------ -----------------

              Total Current Assets  757,767                     288,345
                                    ------------------ -----------------

                     Fixed Assets:
                    Demo Equipment  24,750                            -
                Computer Equipment  6,681                             -
              Furniture & Fixtures  4,709                         2,451
                    Test Equipment  5,958                         2,397
                                    ------------------ -----------------
                                    42,098                        4,848
     Less Accumulated Depreciation  (10,646)                       (828)
                                    ------------------ -----------------
                                    31,452                        4,020
                                    ------------------ -----------------

           Other Assets - Deposits  3,662                         1,357
                                    ------------------ -----------------

                      TOTAL ASSETS           $792,881          $293,722
                                    ================== =================















                                 LUMALITE, INC.
                                 BALANCE SHEETS
                                 --------------
                                   (Continued)


                                                     December 31,
                                          ------------------------------------
                                                2001               2000
                                          ------------------ -----------------
                             LIABILITIES
                    Current Liabilities:
                        Accounts Payable           $172,879          $130,574
                        Accrued Expenses            283,153            27,027
Checks Written in excess of Cash in Bank                  -            17,229
                           Accrued Wages            186,482           329,225
        Short-Term Loans & Notes Payable                  -            20,044
           Related Party Loans - Current                  -           207,000
                                          ------------------ -----------------

               Total Current Liabilities            642,514           731,099
                                          ------------------ -----------------

                         Long-Term Debt:
         Notes Payable - Related Parties                  -           150,000
                                          ------------------ -----------------

                    Total Long-Term Debt                  -           150,000
                                          ------------------ -----------------

                       Total Liabilities            642,514           881,099
                                          ------------------ -----------------

                     STOCKHOLDERS EQUITY
            Common Stock - No par value,
           10,000,000 shares authorized,
 2,012,429 shares issued and outstanding
      at December 31, 2001 and 1,712,429
        shares issued and outstanding at
                       December 31, 2000            286,700           202,937
           Stock Subscription Receivable  -                          (250,000)
             Retained Earnings (Deficit)           (136,333)         (540,314)
                                          ------------------ -----------------

              Total Stockholders' Equity            150,367          (587,377)
                                          ------------------ -----------------

                   TOTAL LIABILITIES AND
                    STOCKHOLDERS' EQUITY           $792,881          $293,722
                                          ================== =================






                 See accompanying notes and accountants' report.




                                                            LUMALITE, INC.
                                                        STATEMENTS OF OPERATIONS


                                                                                         For the Period
                                                              For The Year                June 9, 1999
                                                                  Ended                  (Inception) to
                                                              December 31,                December 31,
                                                   -------------------------------------------------------
                                                         2001               2000              1999
                                                   -----------------  ------------------------------------

REVENUES
Sales                                                    $4,020,359           $585,385            $84,858
Cost of Sales                                             1,704,426            477,899            117,815
                                                   -----------------  ------------------------------------
Gross Margin                                              2,315,933            107,486            (32,957)

EXPENSES
   Selling & Marketing                                      586,971            136,236             19,024
   Research and Development                                  56,870             64,653             68,524
   General & Administrative                                 996,907            122,235            173,468
                                                   -----------------  ------------------------------------
                                                          1,640,748            323,124            261,016
                                                   -----------------  ------------------------------------

Net Income from Operations                                  675,185           (215,638)          (293,973)
                                                   -----------------  ------------------------------------

Other Income (Expense)
   Interest Income                                            1,310                  -                  -
   Interest Expense                                          11,518            (21,824)            (7,510)
                                                   -----------------  ------------------------------------
      Net Other Income (Expense)                             12,828            (21,824)            (7,510)
                                                   -----------------  ------------------------------------

Net Income (Loss) Before Income Taxes                       688,013           (237,462)          (301,483)

Income Tax Expense                                          284,032              1,369                  -
                                                   -----------------  ------------------------------------

NET INCOME (LOSS)                                          $403,981          $(238,831)         $(301,483)
                                                   =================  ====================================



                                 See accompanying notes and accountants' report.








                                                            LUMALITE, INC.
                                                   STATEMENT OF STOCKHOLDERS' EQUITY
                                            FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                     AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31, 1999
                                     ------------------------------------------------------------

                                                                    Common Stock               Retained
                                                           --------------------------------   Earnings /
                                                                Shares          Value          (Deficit)
                                                           -------------------------------- ----------------

Balance at June 9, 1999 (inception)                                       -         $    -          $     -

Common stock issued for cash on July 20, 1999                     1,030,000          5,700                -
Common stock issued for expenses
   On October 27, 1999                                               20,000            110                -
Common stock issued for expenses
   On November 30, 1999                                              50,000            277                -
Net Loss                                                                  -              -         (301,483)
                                                           -------------------------------- ----------------

Balance at December 31, 1999                                      1,100,000          6,087         (301,483)

Common stock issued for cash
   On January 2, 2000                                             1,100,000        250,000                -
Common stock issued for expenses
   On January 15, 2000                                               50,000         11,364                -
Common stock issued for expenses
   On February 16, 2000                                              35,161          3,646                -
Common stock issued for expenses
   On December 30, 2000                                             184,000          1,840                -
Purchase of treasury stock  for cash
   On December 30, 2000                                            (190,000)       (70,000)               -
Net Loss                                                                  -              -         (238,831)
                                                           -------------------------------- ----------------

Balance at December 31, 2000                                      2,279,161        202,937         (540,314)

Common stock issued for expenses
   On January 5, 2001                                                16,027          8,013                -
Common stock issued for expenses
   On July 13, 2001                                                   5,000          2,500                -
Purchase of treasury stock for cash
   On July 13, 2001                                                (595,446)        (5,594)               -
Common stock issued for expenses
   On August 7, 2001                                                  7,687          3,844                -
Common stock issued on exercise of
   Stock options December 21, 2001                                  300,000         75,000                -
Net Income                                                                -              -          403,981
                                                           -------------------------------- ----------------

Balance at October 31, 2001 (Unaudited)                           2,012,429       $286,700        $(136,333)
                                                           ================================ ================

                 See accompanying notes and accountants' report.


                                                            LUMALITE, INC.
                                                        STATEMENTS OF CASH FLOWS

                                                                                           For the Period
                                                                  For The                   June 9, 1999
                                                                 Year Ended                (Inception) to
                                                               December 31,                 December 31,
                                                     ---------------------------------- ---------------------
                                                          2001             2000                 1999
                                                     --------------- ------------------ ---------------------

Cash Flows From Operating Activities
   Net income (loss) for the period                        $403,981          $(238,831)            $(301,483)
Adjustments to reconcile net loss to net cash
provided by operating activities
   Depreciation                                               9,818                749                    79
Changes in Operating Assets and Liabilities
   (Increase) in Receivables                               (285,164)           (82,163)              (21,242)
   (Increase) Decrease in Inventory                        (259,766)           (13,705)              (43,235)
   (Increase) Receivable from Employees                     128,000           (124,000)               (4,000)
    Increase in Accounts Payable                             42,305             88,610                41,964
    Increase (Decrease) in Accrued Expenses                 256,126             19,904                 7,123
    Increase (Decrease) in Checks Written
         In excess of Cash in Bank                          (17,229)            14,469                 2,760
    Increase (Decrease) in Accrued Wages                   (142,743)           222,772               106,453
                                                     --------------- ------------------  --------------------
Net Cash Provided by (Used in) Operating
     Activities                                             135,328           (112,195)             (211,581)
                                                     --------------- ------------------  --------------------

Cash Flows From Investing Activities
    Purchase of Equipment                                   (37,250)            (4,298)                 (550)
    Rent Deposit                                             (2,305)            (1,357)                    -
                                                     --------------- ------------------ ---------------------
Net Cash Used by Investing Activities                       (39,555)            (5,655)                 (550)
                                                     --------------- ------------------ ---------------------

Cash Flows From Financing Activities
   Proceeds from Loans - Related Party                            -            172,000                35,000
   Proceeds/ Payments Short-Term Loans                      (20,044)            (1,000)               21,044
   Proceeds Long-Term Debt Related Party                          -                  -               150,000
   Payments on Related Party Loans                         (207,000)                 -                     -
   Proceeds from Sale of Common Stock                        89,357            266,850                 6,087
   (Increase) in Stock Subscription
          Receivable                                        250,000           (250,000)                    -
   Cost of Treasury Stock                                    (5,594)           (70,000)
   Principle Payments on Long-term Debt                    (150,000)                  -                    -
                                                     --------------- ------------------ ---------------------
Net Cash Provided by (Used in) Financing
   Activities                                               (43,281)           117,850               212,131
                                                     --------------- ------------------ ---------------------

Increase (Decrease) in Cash                                  52,492                  -                     -
Cash at beginning of period                                       -                  -                     -
                                                     --------------- ------------------ ---------------------
Cash at End of Period                                       $52,492           $      -             $       -
                                                     =============== ================== =====================


                                                            LUMALITE, INC.
                                                        STATEMENTS OF CASH FLOWS



                                                              (Continued)

                                                                                           For the Period
                                                                  For The                   June 9, 1999
                                                                 Year Ended                (Inception) to
                                                               December 31,                 December 31,
                                                     ---------------------------------- ---------------------
                                                          2001             2000                 1999
                                                     --------------- ------------------ ---------------------


Supplemental Disclosure of Interest and Income Taxes Paid

                      Interest paid during the period       $36,849  $2,040                             $387
                                                     =============== ================== =====================
                  Income taxes paid during the period          $952  $1,369                        $       -
                                                     =============== ================== =====================
               Supplemental Disclosure of Non-cash Investing and Financing Activities:
     None



See accompanying notes and accountants' report.


LUMALITE, INC.
NOTES TO  FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for LumaLite, Inc. ( the "Company") is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of California on June 9, 1999.

Nature of Business

         The Company develops, manufactures and sells advanced medical devices for the dental industry. LumaLite's currently sells curing lights, tooth whitening systems and whitening gel to dentists through distributors. The Company's operations are located in the State of California.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Depreciation

         Fixed assets are stated at cost. Depreciation is calculated using the 200 percent declining balance method over the estimated useful lives of the assets as follows:

                                Asset                     Rate
           --------------------------------------- -------------------
           Demo Equipment                                     3 years
           Computer Equipment                                 5 years
           Furniture & Fixtures                               7 years
           Test Equipment                                     7 years

         Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.


                                 LUMALITE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
           AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999
           -----------------------------------------------------------
                                   (Continued)

NOTE 2 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Inventories

         Inventories are stated at lower of cost or market, with cost determined on the first-in, first-out method.

Inventories consist of:
                                              Year Ended December 31,
                                             2001                 2000
                                       ------------------   ------------------

Finished Goods                                  $112,543              $22,993
Raw Materials                                    204,164               33,947
                                       ------------------   ------------------

         Total Inventory                        $316,707              $56,940
                                       ==================   ==================


Income Taxes

         For the years 2000 and 1999 the Company has elected to be an "S-Corporation" and is not subject to income tax. Income is taxed directly to the shareholders. On January 5, 2001, the S-Corporation election was terminated.

         From January 5, 2001 the Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

         At December 31, 2001 there were no deferred taxes resulting from temporary differences in the recognition of income and expenses for income tax reporting and financial statement reporting purposes. The tax expense consists of Federal tax $224,667 and California State tax $59,365.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.


                                 LUMALITE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
           AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999
           -----------------------------------------------------------
                                   (Continued)

NOTE 2 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:



                                                              Income              Shares             Per-Share
                                                           (Numerator)         (Denominator)           Amount
                                                        ------------------- -------------------- -------------------
                                                                   For the Year Ended December 31, 2001
                                                        ------------------------------------------------------------
Basic Earnings per Share
Income to common shareholders                                     $403,981            2,029,645  $             0.20
                                                        =================== ==================== ===================

                                                                   For the Year Ended December 31, 2000
                                                        ------------------------------------------------------------
Basic Loss per Share
Loss to common shareholders                                      $(238,831)           2,272,354  $            (0.11)
                                                        =================== ==================== ===================

                                                          For the Period June 9, 1999 (inception) to December 31,
                                                                                   1999
                                                        ------------------------------------------------------------
Basic Loss per Share
Loss to common shareholders                                      $(301,483)           1,037,862  $            (0.29)
                                                        =================== ==================== ===================


         The effect of outstanding common stock equivalents would be anti-dilutive for December 31, 2000 and 1999 and are thus not considered. Options to purchase 11,500 shares of common stock at $1.00 per share were outstanding during December 31, 2001 but were not included in the computation of diluted Earnings Per Share because the options' exercise price was greater than the average market price of the common shares. There were no common stock equivalents outstanding at December 31, 1999.

Reclassifications

         Certain reclassifications have been made in the 2001 and 2000 financial statements to conform with the 2001 presentation.

Revenue recognition

         Revenue is recognized from sales of product at the time of shipment to customers.



                                 LUMALITE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
           AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999
           -----------------------------------------------------------
                                   (Continued)

NOTE 2 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Advertising Expense

         Advertising costs are expensed when the services are provided.

Concentrations of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with two financial institutions, in the form of demand deposits.

NOTE 3 - RELATED PARTY TRANSACTIONS

Notes payable to related parties are as follows:


                                                                     December 31,
                                               ----------------------------------------------------------
                                                     2001                2000                1999
                                               ------------------ ------------------- -------------------
Promissory note, repayable to
   CEO of the Company, due
   July 20, 2002 including
   interest at 8%, unsecured                            $      -            $150,000            $150,000

Promissory note, repayable to
   CEO of the Company, due
   December 30, 2002 including
   interest at 8%, unsecured                                   -             122,000              30,000

Promissory note, repayable to
   shareholder, due February 16, 2002
   including interest at 8%, unsecured                         -              10,000                   -

Promissory note, repayable to
   President of the Company, due
   October 27, 2002, including
   interest at 8%, unsecured                                   -               5,000               5,000

Less current portion of debt                                   -            (137,000)            (35,000)
                                               ------------------ ------------------- -------------------
Total                                                   $      -            $150,000            $150,000
                                               ================== =================== ===================

                                 LUMALITE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                            ------------------------------------
           AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999
                                      ------------------------------------------
                                   (Continued)

NOTE 3 - STOCK OPTIONS

         The options have a ten-year life. The following summarizes stock option activity during the Ten months ended October 31, 2001 and year ended December 31, 2000:


                                                              Year Ended December 31,
                                                    2001                                  2000
                                     ------------------------------------ --------------------------------------
                                                           Exercise                               Exercise
                                         Shares          Price/Share            Shares           Price/Share
                                     ---------------- ------------------- ------------------- ------------------


Options outstanding,
  Beginning of period:                       302,000          -                      150,000        $.25
Options granted                                9,500        $1.00                    152,000        $.25
Options exercised                           (300,000)        $.25                          -          -
Options canceled                                   -            -                          -          -
                                     ----------------                     -------------------
Options outstanding,
     End of period:                           11,500      $.25-$1.00                 302,000  $     0.25
                                     ================                     ===================


Substantially all of the options are exercisable at twenty-five percent of the shares granted on the date one year from the date of grant and for additional twenty-five percent increments on the second, third and fourth anniversary dates from the dates of grant.

NOTE 3 - ECONOMIC DEPENDENCE

         The Company does not utilize any specialized raw materials and as such any and all materials are readily available. The Company is not aware of any problem that exist at present time or that is projected to occur within the near future that will materially affect the source and availability of raw materials, which would be required by the Company. The Company acquires approximately 5% of the products it produces and markets from a single supplier. Although there are other suppliers, a change in suppliers would cause a delay in the production process, which could ultimately affect operating results.





                                 LUMALITE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
           AND THE PERIOD JUNE 9, 1999 (INCEPTION) TO DECEMBER 31,1999
           -----------------------------------------------------------
                                   (Continued)

NOTE 6 - COMMITMENTS

         The Company has entered into a lease agreement for its office and warehouse facilities. The rental charges are approximately $3,744 per month. The lease expires November 30, 2004.

         The minimum future lease payments under these leases for the next five years are:


      Twelve Months Ended                                        Real Property        Equipment
         December 31:
      --------------------------------------------------------------------------------------------------

            2002                                              $44,928             $-
            2003                                               46,524              -
            2004                                               48,180              -
            2005                                               -                   -
            2006                                               -                   -
                                                               ------------------ -------------------
                            Total minimum future lease payments         $139,632  $                -
                                                               ======================================


         The leases generally provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.